UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 9, 2008

                                EXTENSIONS, INC.
             (Exact name of registrant as specified in is charter)

          Nevada                    000-24693                88-0390251
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)


            770 South Post Oak Lane, Suite 330, Houston , TX 77056 (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (832) 487-8689

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule
13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

     The Company has issued a press release announcing a stock dividend and has elected to furnish the press release as an exhibit to this form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS. (c)     Exhibits

Item     Exhibit
----     -------
99.1     Press Release dated December 9, 2008

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  Extensions, Inc.

December 9, 2008

                                                  By:/s/ Crawford Shaw
                                                  --------------------
                                                  CEO
                                                  Extensions, Inc

                               INDEX TO EXHIBITS

ITEM
NUMBER     EXHIBIT
------     -------

99.1       Press Release Dated December 9, 2008